                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              LEGATO SYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        _

     (2)  Form, Schedule or Registration Statement No.:

         Preliminary Proxy Material

     (3)  Filing Party:

         Registrant

     (4)  Date Filed:

        _

                                     [LOGO]

                              LEGATO SYSTEMS, INC.
                               3145 PORTER DRIVE
                          PALO ALTO, CALIFORNIA 94304

                                  May   , 1996

TO THE STOCKHOLDERS OF LEGATO SYSTEMS, INC.

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of Legato Systems, Inc. (the "Company"), that will be held at the Company's principal executive offices at 3145 Porter Drive, Palo Alto, California, on Tuesday, July 2, 1996, at 8:00 a.m.

     Details of the business to be conducted at the Special Meeting are given in the attached Proxy Statement and Notice of Special Meeting of Stockholders.

     It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Special Meeting. If you decide to attend the Special Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Special Meeting.

                                          Sincerely,

                                          LOUIS C. COLE
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                                     [LOGO]

                              LEGATO SYSTEMS, INC.
                               3145 PORTER DRIVE
                          PALO ALTO, CALIFORNIA 94304

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 2, 1996

TO THE STOCKHOLDERS OF LEGATO SYSTEMS, INC.:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Legato Systems, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, July 2, 1996, at 8:00 a.m., Pacific Daylight Time, at the Company's principal executive offices located at 3145 Porter Drive, Palo Alto, California 94304, for the following purposes:

     1. To approve an amendment and restatement to the Company's Certificate of Incorporation to (i) effect a two-for-one split of the Company's Common Stock, (ii) increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000 shares, and (iii) increase the number of authorized shares of the Company's Preferred Stock from 2,000,000 to 5,000,000 shares.

     2. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

     The foregoing item of business is more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on May 24, 1996 are entitled to notice of and to vote at the Special Meeting. A list of such stockholders will be available for inspection at the Company's principal executive offices during ordinary business hours for the ten-day period prior to the Special Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          ROBERT V. GUNDERSON, JR.
                                          Secretary

Palo Alto, California
May   , 1996

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

                              LEGATO SYSTEMS, INC.

                            ------------------------

              PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 2, 1996

     The enclosed Proxy is solicited on behalf of the Board of Directors of Legato Systems, Inc. (the "Company") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held on Tuesday, July 2, 1996 at 8:00 a.m., Pacific Daylight Time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the Company's principal executive offices located at 3145 Porter Drive, Palo Alto, California 94304. The Company's telephone number at that location is (415) 812-6000.

     These proxy solicitation materials were first mailed on or about May   ,
1996 to all stockholders entitled to vote at the Special Meeting.

                 INFORMATION CONCERNING VOTING AND SOLICITATION

RECORD DATE AND SHARES OUTSTANDING

     Only stockholders of record at the close of business on May 24, 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As
of the Record Date,           shares of the Company's Common Stock were issued
and outstanding. No shares of Preferred Stock were outstanding.

PROXIES; REVOCABILITY OF PROXIES

     Whether or not you are able to attend the Special Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as described below. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by delivering to the Secretary of the Company a written instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the only matter scheduled to be voted on at the Special Meeting: the amendment and restatement of the Company's Certificate of Incorporation to (i) effect a two-for-one split of the Company's Common Stock, (ii) increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000 shares, and (iii) increase the number of authorized shares of the Company's Preferred Stock from 2,000,000 to 5,000,000 shares (the "Restatement"). All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

     Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted "FOR" the approval of the proposed Restatement. For purposes of the approval of the proposed Restatement, both abstentions and broker non-votes will have the same effect as votes against this proposal.

     The total cost of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company and is currently estimated to be approximately $4,500. The Company has retained the services of Beacon Hill Partners, Inc. to assist in the solicitation of proxies. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward such solicitation material to such beneficial owners. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by certain of the Company's directors, officers and employees, personally or by telephone, telegram, letter or facsimile. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting and any adjournment or postponement thereof. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of the Company's stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company at its offices at 3145 Porter Drive, Palo Alto, California 94304, no later than January 16, 1997, and must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's proxy statement and related proxy materials for that meeting. Such proposals should be addressed to the attention of Rick Ruiz, Corporate Finance.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 30, 1996, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and four other most highly compensated executive officers for the year ended December 31, 1995, and (iv) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                 SHARES BENEFICIALLY OWNED(1)(2)
                                                             ----------------------------------------
                     BENEFICIAL OWNER                        NUMBER OF SHARES     PERCENTAGE OF CLASS
- -----------------------------------------------------------  ----------------     -------------------
Greylock Capital, Limited Partnership(3)...................      1,160,440               14.18%
  1 Federal Street
  Boston, MA 02110
Entities affiliated with Mayfield Fund(4)..................      1,132,743               13.84%
  2800 Sand Hill Road
  Menlo Park, CA 94025
Putnam Investment Management...............................        906,000               11.07%
  One Post Office Square, 12th Floor
  Boston, MA 02109

                                                                 SHARES BENEFICIALLY OWNED(1)(2)
                                                             ----------------------------------------
                     BENEFICIAL OWNER                        NUMBER OF SHARES     PERCENTAGE OF CLASS
- -----------------------------------------------------------  ----------------     -------------------
Pilgrim Baxter & Associates................................        904,500               11.05%
  1255 Drummers Lane, Suite 300
  Wayne, PA 19087
Louis C. Cole(5)...........................................        558,973                6.71%
  3145 Porter Drive
  Palo Alto, CA 94304
Stephen L. Ruvolo(6).......................................         43,000                   *
John A. Siegel(7)..........................................         66,149                   *
Kent D. Smith(8)...........................................        100,500                1.21%
Gilbert C. Wai(9)..........................................         69,000                   *
Eric A. Benhamou(10).......................................         41,000                   *
Kevin A. Fong(4)...........................................      1,157,217               14.12%
David N. Strohm(3).........................................      1,182,440               14.42%
Phillip E. White(11).......................................         37,111                   *
All directors and executive officers as a group
  (12 persons)(12).........................................      3,749,462               42.28%

- ---------------
  *  Less than 1% of the outstanding shares of Common Stock.

 (1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock. To the Company's knowledge, the entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

 (2) The number of shares of Common Stock deemed outstanding includes shares issuable pursuant to stock options that may be exercised within sixty (60) days after April 30, 1996.

 (3) Greylock Capital, Limited Partnership ("Greylock"), is the beneficial owner of 1,160,400 shares of Common Stock. Mr. Strohm, a director of the Company and a General Partner of Greylock, is the beneficial owner of an additional 10,000 shares of Common Stock and holds options exercisable into 12,000 shares of Common Stock under the 1995 Plan. Greylock disclaims beneficial ownership in the additional shares and options held by Mr. Strohm. Mr. Strohm disclaims beneficial ownership of the shares held by Greylock except to the extent of his pecuniary interest therein arising from his general partnership interest in Greylock.

 (4) The beneficial ownership of Common Stock by entities affiliated with Mayfield Fund includes 1,087,433 shares held by Mayfield VI, a California Limited Partnership ("Mayfield VI"), and 45,310 shares held by Mayfield Associates, a California Limited Partnership ("Mayfield Associates"). Mr. Fong, a director of the Company and a General Partner of Mayfield VI Management Partners, a California Limited Partnership, which is the general partner of Mayfield VI, is the beneficial owner of an additional 12,474 shares of Common Stock and holds options exercisable into 12,000 shares of Common Stock under the Company's 1995 Stock Option/Stock Issuance Plan (the "1995 Plan"). Mayfield VI and Mayfield Associates disclaim beneficial ownership in the additional shares and options held by Mr. Fong. Mr. Fong disclaims beneficial ownership in the shares held by Mayfield VI and Mayfield Associates except to the extent of his pecuniary interest therein arising from his general partnership interest in Mayfield VI. Messrs. F. Gibson Myers, Jr., A. Grant Heidrich III, Michael J. Levinthal, William D. Unger, Wendell G. Van Auken III and Kevin A. Fong are affiliated with Mayfield VI and share voting and investment powers over the shares held by Mayfield VI. Except for Mr. Fong, these individuals also share voting and investment powers over the shares held by Mayfield Associates. All five of these individuals disclaim beneficial ownership of the stock held by the other individuals and by the partnerships except as to their pecuniary interests in the partnerships.

 (5) Includes options exercisable into 146,800 shares of Common Stock under the Company's 1989 Stock Option and Restricted Stock Plan (the "1989 Plan") and 412,173 shares held by The Louis and

     Jolene Cole 1988 Revocable Trust, dated November 7, 1988 (the "Cole Trust"), of which Mr. Cole is a trustee. Excludes 16,000 shares transferred by the Cole Trust to Mr. Cole's sons, as Mr. Cole has no voting or dispositive power over such shares.

 (6) Includes options exercisable into 43,000 shares of Common Stock under the 1989 Plan.

 (7) Includes options exercisable into 65,660 shares of Common Stock under the 1989 Plan.

 (8) Includes options exercisable into 100,000 shares of Common Stock under the 1989 Plan.

 (9) Includes options exercisable into 69,000 shares of Common Stock under the 1989 Plan.

(10) Includes options exercisable into 25,000 shares of Common Stock under the 1989 Plan and 12,000 shares of Common Stock under the 1995 Plan.

(11) Includes options exercisable into 20,000 shares of Common Stock under the 1989 Plan and 12,000 shares of Common Stock under the 1995 Plan.

(12) Includes options exercisable into 633,585 shares of Common Stock under the 1989 Plan and options exercisable into 48,000 shares of Common Stock under the 1995 Plan.

           PROPOSAL TO AMEND AND RESTATE THE CERTIFICATE OF INCORPORATION

     The Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend and restate the Company's Certificate of Incorporation to effect a two-for-one split of the Company's Common Stock (the "Stock Split"). In addition, the Board of Directors has determined that it is in the best interests of the Company and its stockholders to amend and restate the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 20,000,000 to 50,000,000 shares and to increase the number of authorized shares of Preferred Stock of the Company from 2,000,000 to 5,000,000 shares. Accordingly, the Board of Directors has unanimously approved the proposed Amended and Restated Certificate of Incorporation, in substantially the form attached hereto as Exhibit A (the "Restated Certificate"), and hereby solicits the approval of the Company's stockholders of the Restated Certificate.

     If the stockholders approve the Restated Certificate, the Board of Directors currently intends to file the Restated Certificate with the Secretary of State of the State of Delaware as soon as practicable following such stockholder approval. In connection with the Stock Split, the numbers of shares of Common Stock subject to outstanding options and reserved for issuance under the Company's various stock option and stock purchase plans would be proportionately adjusted pursuant to the terms of such plans to reflect the Stock Split described above, and the exercise prices of outstanding options thereunder would be proportionately reduced. If the Restated Certificate is not approved by the stockholders, the existing Certificate of Incorporation will continue in effect and the Company will not effect the Stock Split.

PURPOSE OF THE PROPOSED AMENDMENT AND RESTATEMENT

     The objectives of the Stock Split are to lower the market price of the Company's Common Stock and to increase its trading activity, each of which is expected to increase the liquidity and broaden the marketability of the Company's Common Stock. The objectives of the increases in the authorized number of shares of Common Stock and Preferred Stock are to ensure that the Company has a sufficient number of authorized shares to effect the Stock Split and that the Company has sufficient shares available for future issuances. For these reasons, the Board of Directors believes that the Stock Split and the increase in the authorized number of shares of Common Stock and Preferred Stock are in the best interests of the Company and its stockholders.

     The Board of Directors believes that it is prudent to increase the authorized number of shares of Common Stock and Preferred Stock to the proposed levels in order to provide a reserve of shares available for issuance to meet business needs as they arise. Such future activities may include, without limitation, financings, establishing strategic relationships with corporate partners, providing equity incentives to employees, officers or directors, or effecting stock splits or dividends. The additional shares of Common Stock or Preferred Stock authorized may also be used to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. Although the Company has no present obligation to issue additional shares of Common Stock or Preferred Stock (except pursuant to employee stock incentive plans), the Company continues to evaluate and conduct discussions with third parties with respect to potential acquisitions or investments. However, the Company has no current plans, agreements or commitments, and is not currently engaged in any negotiations with respect to any such transactions.

     The additional Common Stock issuable upon the Stock Split would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed Restated Certificate would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT AND RESTATEMENT

     If the stockholders approve the proposed Restated Certificate, the Board of Directors may cause the issuance of additional shares of Common Stock or Preferred Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any securities exchange on which shares of Common Stock and Preferred Stock of the Company are then listed. Current holders of Common Stock have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership thereof. The issuance of additional shares of Common Stock or Preferred Stock would decrease the proportionate equity interest of the Company's current stockholders and, depending upon the price paid for such additional shares, could result in dilution to the Company's current stockholders.

     In addition, the Board of Directors could use authorized but unissued shares to create impediments to a takeover or a transfer of control of the Company. For example, the Board of Directors has the authority to issue the Preferred Stock in one or more series and to fix the rights, preferences, privileges and restrictions thereof, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any series or the designation of such series, without further vote or action by the stockholders. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of the Company without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others. At present, the Company has no plans to issue any of the Preferred Stock. Accordingly, the increase in the number of authorized shares of Common Stock and Preferred Stock may defer a takeover attempt that holders of Common Stock may deem to be in their best interest or in which holders of Common Stock may be offered a premium for their shares over the market price. The Board of Directors is not currently aware of any attempt by other persons or entities to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment and restatement to increase the authorized Common Stock and Preferred Stock is not prompted by any specific effort or takeover threat currently perceived by management.

REQUIRED VOTE; RECOMMENDATION OF BOARD OF DIRECTORS

     The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting will be required to approve the Restated Certificate. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE RESTATED CERTIFICATE.

                         TRANSACTION OF OTHER BUSINESS

     The Board of Directors of the Company knows of no other matters which may be brought before the Special Meeting. If any other matters properly come before the Special Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS,

                                          ROBERT V. GUNDERSON, JR.
                                          Secretary

Palo Alto, California
May   , 1996

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE SPECIAL MEETING. IF YOU DECIDE TO ATTEND THE SPECIAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                              LEGATO SYSTEMS, INC.

                             A Delaware Corporation
                       (Pursuant to Sections 242 and 245
                    of the Delaware General Corporation Law)

     LEGATO SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certifies as follows:

     ONE: That the name of the corporation is Legato Systems, Inc. and that the corporation was originally incorporated on September 15, 1988, under the name Legato Network Services, Inc. pursuant to the General Corporation Law of the State of Delaware.

     TWO: That the Board of Directors of the corporation, by unanimous vote, adopted resolutions proposing to amend and restate the Amended and Restated Certificate of Incorporation of the corporation and authorizing the appropriate officers of the corporation to solicit the vote of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

     "RESOLVED, that the Certificate of Incorporation of the corporation (the "Certificate") be amended and restated in its entirety as follows:

                                   ARTICLE I

     The name of this corporation is Legato Systems, Inc.

                                   ARTICLE II

     The address of the registered office of this corporation in the State of Delaware is 32 Loockerman Square, Suite L-100 in the City of Dover, County of Kent. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

                                  ARTICLE III

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

     This corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The number of shares of Common Stock authorized to be issued is Fifty Million (50,000,000), par value $0.0001 per share, and the number of shares of Preferred Stock authorized to be issued is Five Million (5,000,000), par value $0.0001 per share.

     The Preferred Stock may be issued from time to time in one or more series, without further stockholder approval. The Board of Directors is hereby authorized, in the resolution or resolutions adopted by the Board of Directors providing for the issue of any wholly unissued series of Preferred Stock, within the limitations and restrictions stated in this Amended and Restated Certificate of Incorporation, to fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     Immediately upon the filing of this Amended and Restated Certificate of Incorporation, each one (1) share of this corporation's outstanding Common Stock, par value $0.0001 per share, shall be automatically split into two (2) shares of this corporation's Common Stock, par value $0.0001 per share, without any action required by the holder thereof.

                                   ARTICLE V

     Except as otherwise provided in this Amended and Restated Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend, and rescind any or all of the Bylaws of this corporation.

                                   ARTICLE VI

     The number of directors of this corporation shall be fixed from time to time by a bylaw or amendment thereof duly adopted by the Board of Directors or by the stockholders.

                                  ARTICLE VII

     Elections of directors need not be by written ballot unless the Bylaws of this corporation shall so provide.

                                  ARTICLE VIII

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of this corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this corporation.

                                   ARTICLE IX

     A director of this corporation shall, to the full extent permitted by the General Corporation Law of the State of Delaware as it now exists or as it may hereafter be amended, not be liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                   ARTICLE X

     No action required to be taken or that may be taken at any annual or special meeting of the stockholders of this corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

                                   ARTICLE XI

     To the fullest extent permitted by applicable law, this corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of the State of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.

     Any repeal or modification of any of the foregoing provisions of this Article shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of this corporation with respect to any acts or omissions of such director, officer or agent occurring prior to such repeal or modification.

                                  ARTICLE XII

     This corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation."

                                    * * * *

     THREE: That thereafter said amendment and restatement was duly adopted in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware by obtaining a majority vote of each of the Common Stock and Preferred Stock, in favor of said amendment and restatement in the manner set forth in Section 222 of the General Corporation Law.

     IN WITNESS WHEREOF, LEGATO SYSTEMS, INC. has caused its corporate seal to be hereunto affixed and this Amended and Restated Certificate of Incorporation
to be signed by its President and attested to by its Secretary this      day of
          , 1996.

                                          LEGATO SYSTEMS, INC.

                                          --------------------------------------
                                          Louis C. Cole,
                                          President

ATTEST:

- ---------------------------------------------------------
Robert V. Gunderson, Jr.,
Secretary

PROXY                                                                   PROXY

                              LEGATO SYSTEMS, INC.

                        SPECIAL MEETING OF STOCKHOLDERS
                                  JULY 2, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF LEGATO SYSTEMS, INC.


The undersigned revokes all previous proxies, acknowledges receipt of the notice of stockholders meeting to be held July 2, 1996 and the proxy statement, and appoints Louis C. Cole and Kent D. Smith, or either of them, the proxy for the undersigned, with full power of substitution, to vote all shares of Common Stock of Legato Systems, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of another person or persons or an entity or entities, at the Special Meeting of Stockholders of the Company to be held at the Company's principal executive offices at 3145 Porter Drive, Palo Alto, California 94304, on Tuesday, July 2, 1996 at 8:00 a.m., and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED BELOW. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BELOW. THIS PROXY WILL BE VOTED FOR PROPOSALS NO. 1 AND 2 IF NO SPECIFICATION IS MADE BELOW.

1.  Proposal to amend and restate the Company's Certificate of Incorporation to
    (i) effect a two-for-one split of the Company's Common Stock, (ii) increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 50,000,000 shares, and (iii) increase the number of authorized shares of the Company's Preferred Stock from 2,000,000 to 5,000,000 shares.

                  For            Withheld            Abstain
                  / /               / /                / /

2. Proposal to transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.


                                        MARK HERE FOR ADDRESS
                                        CHANGE AND NOTE AT LEFT  / /

                                        _______________________________________
                                        Signature                       Date

                                        _______________________________________
                                        Signature                       Date

                                        Please sign exactly as your name(s) is
                                        (are) shown on the share certificate to
                                        which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title of such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              LEGATO SYSTEMS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/